The Cboe Vest Family of Funds

Cboe Vest S&P 500® Dividend Aristocrats Target Income Fund
(the “Fund”)
8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235

Supplement dated October 22, 2018
to the Fund’s Prospectus for all Classes of Shares
dated February 28, 2018
(as supplemented from time to time)

Change in the Fund’s Distribution Policy

Effective November 1, 2018, the Fund will begin declaring dividends on a monthly basis and will pay any such distributions on a monthly basis. The text below replaces the disclosure on page 23 of the current Prospectus.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Capital Gain Distributions.   Dividends from net investment income and short-term capital gains, if any, are declared monthly and paid monthly for the Fund. The Fund intends to distribute annually any net capital gains.

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE